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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 20, 2001


                           CARAUSTAR INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                      0-20646                 58-1388387
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                           3100 Joe Jerkins Boulevard
                          Austell, Georgia 30106-3227
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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             (Former name or address, if changed from last report)


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Item 5.  Other Events.

         On December 20, 2001, Caraustar Industries, Inc. issued a press release announcing its expected financial results for fourth quarter of 2001. This press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Exhibits.

         Exhibit 99.1 Press Release dated December 20, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 20, 2001


                                    CARAUSTAR INDUSTRIES, INC.

                                    By:      /s/ H. Lee Thrash, III
                                       ----------------------------------------
                                       H. Lee Thrash, III
                                       Vice President and
                                       Chief Financial Officer


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